EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CNS, Inc.:

         We consent to the use of our report dated January 19, 2000 incorporated by reference in this Form S-8 Registration Statement.

                                       KPMG LLP

                                       /s/ KPMG LLP


Minneapolis, Minnesota
July 24, 2000